UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 18, 2021

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 605, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NETE	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 18, 2021, Net Element, Inc., a Delaware corporation (the “Company”), entered into a First Amendment (the “Amendment”) to Second Amended and Restated Agreement and Plan of Merger (the “Restated Merger Agreement”) with Mullen Technologies, Inc., a California corporation (“Mullen Technologies”), Mullen Acquisition, Inc., a California corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Mullen Automotive, Inc. (“Mullen”), a California corporation and a wholly-owned subsidiary of Mullen Technologies.

Pursuant to the Amendment, the parties to the Amendment and the Restated Merger Agreement amended (i) subsection (c) of Section 1.04 of the Restated Merger Agreement and Exhibit F to the Restated Merger Agreement that contains the proposed amendment and restatement of the Company’s certificate of incorporation (the “Parent COI Amendment”) to provide that Series A Preferred Stock will have the liquidation preference of $0.10 per share of Series A Preferred Stock and (ii) subsection (b) of Section 6.07 of the Restated Merger Agreement to provide that the period during which the Company shall maintain in effect the current directors’ and officers’ liability insurance policies is at least six years from the Merger Effective Time.

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Part I, Item 1A of Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or set forth in the Company’s other filings with the SEC and (ii) any of the following:

•	the failure of the Company to effectuate the Private Placement or the Divestiture anticipated to consummate the Merger and/or the transactions contemplated in the Restated Merger Agreement;

•	the failure of the Company to obtain the listing of the Company shares of common stock on the Nasdaq Capital Market after the change of control due to the Merger;

•	the failure to consummate or a delay in the consummation of the Merger and/or the transactions contemplated in the Restated Merger Agreement for other reasons;

•	the timing to consummate the Merger and/or the transactions contemplated in the Restated Merger Agreement;

•	the risk that a condition to the consummation of the Merger and/or the transactions contemplated in the Restated Merger Agreement may not be satisfied or waived;

•	the failure of the Company’s stockholders to approve the Merger and/or the transactions contemplated in the Restated Merger Agreement;

•	unexpected costs or liabilities in connection with the consummation of the Merger and/or the transactions contemplated in the Restated Merger Agreement;

•

operating costs, customer loss and business disruptions arising from the Merger and/or the transactions contemplated in the Restated Merger Agreement and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected;

•	uncertainties surrounding the transaction;

•	other adverse economic, business, and/or competitive factors; and

•

other risks to consummation of the transaction, including circumstances that could give rise to the termination of the Restated Merger Agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, neither the Company nor Mullen undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC the registration statement on Form S-4 (with the proxy statement included as part of the prospectus), as well as other relevant materials regarding the Merger, including the definitive proxy statement included as part of the prospectus (the “Proxy Statement”) and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger and the transactions contemplated in the Restated Merger Agreement requiring the Company’s stockholders’ approval. The Company stockholders are urged to carefully read the registration statement on Form S-4, as amended, the Proxy Statement and other materials relating to the Merger (and any amendments or supplements thereto) and any other relevant documents filed with the SEC when they become available because they will contain important information. The registration statement on Form S-4, as amended, the Proxy Statement, and other relevant materials regarding the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.netelement.com).

Participants in a Solicitation

The Company, its directors and officers and Mullen and its directors and officers may be deemed to be, participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger and other transactions described in the Proxy Statement. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s Form 10-K filed with the SEC on March 31, 2021 (Company’s “Form 10-K”). To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1

First Amendment, dated as of August 18, 2021, to Second Amended and Restated Agreement and Plan of Merger, dated as of July 16, 2021, among Net Element, Inc., Mullen Technologies, Inc., Mullen Acquisition, Inc. and Mullen Automotive, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2021

NET ELEMENT, INC.

By:	/s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment, dated as of August 18, 2021, to Second Amended and Restated Agreement and Plan of Merger, dated as of July 16, 2021, among Net Element, Inc., Mullen Technologies, Inc., Mullen Acquisition, Inc. and Mullen Automotive, Inc

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